SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential,  for  Use  of  the  Commission  Only  (as  permitted  by  Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              CERPROBE CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

2) Aggregate number of securities to which transaction applies:

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3) Per unit price or other underlying value of transaction  computed pursuant to
   Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

4) Proposed maximum aggregate value of transaction:

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5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange  Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount previously paid:

    ----------------------------------------------------------------------------

    2) Form, Schedule or Registration No.

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    3) Filing party:

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    4) Date filed:

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
                              CERPROBE CORPORATION
                 ----------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  June 4, 1997
                 ----------------------------------------------

TO THE STOCKHOLDERS:

     You are cordially invited to attend the annual meeting (the "Annual Meeting") of the stockholders of Cerprobe Corporation, a Delaware corporation (the "Company" or "Cerprobe"), to be held on June 4, 1997, at 10:00 a.m. local time at the Mesa Hilton, Kachina Room, 1011 W. Holmes Avenue, Mesa, Arizona 85210, for the following purposes:


     1.  To  elect   directors  to  serve  until  the  next  annual  meeting  of stockholders and until their successors are duly elected and qualified.

     2. To approve the amendments to and restatement of the Company's 1995 Stock Option Plan (the "1995 Plan") to (a) increase the number of shares of the Company's Common Stock that may be issued pursuant to the 1995 Plan from 500,000 to 800,000; (b) make revisions to comply with the provisions of the recently adopted Section 16 rules (the "Rules") under the Securities Exchange Act of 1934 (the "1934 Act") that do not require stockholder approval; (c) permit participation by Senior Committee Members in the Discretionary Grant Program under the 1995 Plan as permitted by the Rules; and (d) limit the number of shares of the Company's Common Stock that may be granted to employees under the 1995 Plan in order to comply with Section 162 (m) of the Internal Revenue Code of 1986, as amended.

     3. To ratify the appointment of KPMG Peat Marwick LLP as the independent auditors for the Company for the fiscal year ending December 31, 1997.

     4. To act upon such other business as may properly come before the meeting and any adjournment thereof.

      Only stockholders of record at the close of business on April 30, 1997 (the "Record Date") are entitled to notice of and to vote at the meeting.

      The enclosed Proxy Statement contains additional information pertaining to the matters to be considered at the meeting. A copy of the Annual Report to stockholders for the fiscal year ended December 31, 1996 also accompanies this Notice.

      It is important that your shares be represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, you are requested to complete, date, sign, and return the enclosed proxy card as promptly as possible in the enclosed postage-prepaid envelope. Any stockholder attending the meeting may vote in person even if he or she has previously returned a proxy.


                                        By order of the Board of Directors,

Tempe, Arizona                          Randal L. Buness
Dated: April 30, 1997                   Secretary

                              CERPROBE CORPORATION
                            600 South Rockford Drive
                              Tempe, Arizona 85281

               ---------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                  June 4, 1997
                                 PROXY STATEMENT
               ---------------------------------------------------

                            VOTING AND OTHER MATTERS

General

     This Proxy Statement is submitted in support of a proxy solicitation by the Board of Directors of Cerprobe Corporation, a Delaware corporation (the "Company" or "Cerprobe"), in connection with the Annual Meeting of Stockholders (the "Annual Meeting") to be held on June 4, 1997 at 10:00 a.m. local time at the Mesa Hilton, Kachina Room, 1011 W. Holmes Avenue, Mesa, Arizona 85210.

     These proxy solicitation materials were mailed on or about May 1, 1997 to all stockholders entitled to vote at the Annual Meeting.

Record Date

     Stockholders entitled to notice of and to vote at the Annual Meeting, and at any adjournment or adjournments thereof, are stockholders of record at the close of business on April 30, 1997 (the "Record Date"). On the Record Date, there were issued and outstanding 6,353,047 shares of the Company's common stock, $.05 par value per share (the "Common Stock").

Revocability of Proxies

     Any person giving a proxy may revoke the proxy at any time before its use by delivering to the Secretary of the Company at the Company's offices at 600 South Rockford Drive, Tempe, Arizona 85281, written notification of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

Voting Solicitation

     The presence, in person or by proxy, of the holders of a majority of the total number of shares of Common Stock outstanding constitutes a quorum for the transaction of business at the Annual Meeting. Each share is entitled to one vote on any matter coming before the Annual Meeting, except in the case of the election of directors as described below.

     For the election of directors, each stockholder is entitled to a number of votes equal to the number of directors to be elected multiplied by the number of shares held by such stockholder. Each stockholder may distribute votes among as many candidates for director in such proportions as he or she sees fit. The five candidates receiving the highest number of votes shall be elected. Any matter to be voted upon, other than the election of directors, shall be resolved by a majority of the votes cast thereon in person or by proxy at the Annual Meeting.

     The enclosed proxy, when properly signed and returned to the Company, will be voted by the proxy holders at the Annual Meeting as directed therein. If a stockholder specifies how the proxy is to be voted on any of the business to come before the Annual Meeting, the proxy will be voted in accordance with such specification. If no specification is made, the proxy will be voted (i) for the election of the nominees for directors as proposed herein (and the proxy holders may exercise their discretion in distributing cumulative votes among the nominees); (ii) for approval of the amendments to and restatement of the Company's 1995 Stock Option Plan (the "1995 Plan") to (a) increase the number of shares of the Company's Common Stock that may be issued pursuant to the 1995 Plan from 500,000 to 800,000; (b) make revisions to comply with the provisions of the recently adopted Section 16 rules (the "Rules") under the Securities Exchange Act of 1934 (the "1934 Act") that do not require stockholder approval;
(c) permit participation by Senior Committee Members in the Discretionary Grant Program under the 1995 Plan as permitted by the Rules; and (d) limit the number of shares of the Company's Common Stock that may be granted to employees under the 1995 Plan in order to comply with Section 162(m) of the Internal Revenue Code of 1986, as amended, (iii) for the appointment of KPMG Peat Marwick LLP as independent auditors for the Company for the current fiscal year; and (iv) in the best judgment of the proxy holders, as to any other matters which may properly come before the meeting.

     The solicitation of proxies is made on behalf of the Company and all expenses incurred herein will be borne by the Company. Some of the officers, directors, and regular management employees of the Company may also solicit proxies on behalf of management by telephone, telegraph, and personal interview, without additional compensation. The Company will reimburse brokerage firms, banks, and other custodians, nominees, and fiduciaries for their expenses reasonably incurred in forwarding solicitation material to the beneficial owners of the Company's Common Stock.

Annual Report

     The 1996 Annual Report to stockholders, which is being mailed to stockholders with this Proxy Statement, contains financial and other information about the Company but is not incorporated into this Proxy Statement and is not to be considered a part of the proxy soliciting materials.

     Upon request, the Company will provide, without charge to each stockholder of record as of the Record Date, a copy of the Company's annual report on Form 10-KSB for the year ended December 31, 1996 as filed with the Securities and Exchange Commission. Any exhibits listed in the Form 10-KSB report also will be furnished upon request at the actual expense incurred by the Company in furnishing such exhibits. Any such requests should be directed to the Company's Secretary at the Company's executive offices set forth in this Proxy Statement.


                              ELECTION OF DIRECTORS

Nominees

     The following table sets forth certain information regarding the nominees for directors of the Company.

Name                   Age      Position(s) with Cerprobe
----                   ---      -------------------------

Ross J. Mangano        51       Chairman of the Board of Directors
C. Zane Close          47       President, Chief Executive Officer, and Director
William A. Fresh       68       Director
Kenneth W. Miller      65       Director
Donald F. Walter       64       Director

     Ross J. Mangano has served as the Chairman of the Board of Directors of Cerprobe since February 1993 and as a director of Cerprobe since February 1988. Mr. Mangano has served as the President of Oliver Estate, Inc., an Indiana-based management company, since 1996. Prior to that time, Mr. Mangano served in various management positions with Oliver Estate, Inc., since 1971. Mr. Mangano also is an investment analyst for Oliver Estate, Inc. From December 1993 to 1996, Mr. Mangano served on the Board of Directors of Cole Taylor Financial Group, a publicly held bank holding company based in Wheeling, Illinois. Since its spin-off from Cole Taylor Financial Group in 1996, Mr. Mangano has served on the Board of Directors of Reliance Acceptance Group. Inc., a publicly held commercial banking and financial services company based in San Antonio, Texas.

     C. Zane Close has served as President and Chief Executive Officer and as a director of Cerprobe since July 1990. From September 1989 to July 1990, Mr. Close served as Vice President and General Manager of Probe Technology Corporation ("Probe Technology"), a corporation that develops, manufactures, and markets probing devices for use in the testing of integrated circuits. Mr. Close served as Vice President of Operations of Probe Technology from February 1985 to September 1989.

     William A. Fresh has served as a director of Cerprobe since April 7, 1995. Mr. Fresh co-founded Fresh Test Technology Corporation ( "Fresh Test"), a designer and manufacturer of probe and interface test technology for the semiconductor industry, which was acquired by Cerprobe in April 1995. He served as Chairman of the Board and Chief Executive Officer of Fresh Test from January 1986 through March 1995. Mr. Fresh also has served as the Chairman of the Board and Chief Executive Officer of Magellan Technology, a public holding company; and Orem Tek Development Corp., a real estate development company, since May 1990 and May 1991, respectively. Mr. Fresh served as Chairman of the Board and Chief Executive Officer of Satellite Images System Corporation, a medical information processing company, from February 1992 to August 1996, and since August 1996 has served on the Board of Directors of the successor company known as Satellite Images System, L.L.C. Mr. Fresh served as Chairman of the Board of EFI Electronics, a publicly held power conditioning company; and Fresh Technology Company, a PC-based software company, from 1991 to 1994. Since April 1996, Mr. Fresh has served on the Board of Directors of Sento Technical Innovation Corporation, a publicly held software company.

     Kenneth W. Miller has served as a director of Cerprobe since 1979. Mr. Miller served as Treasurer of Cerprobe from June 1994 to June 1996 and as Secretary of Cerprobe from October 1991 to June 1996. Since January 1992, Mr. Miller has served as a business consultant to various companies involved in the microelectronic industry. From April 1991 until October 1991, Mr. Miller served as Marketing Director of Scranton Engineering, Inc., a manufacturer of hybrid circuits and ceramic circuit boards located in Costa Mesa, California. From September 1988 until April 1991, Mr. Miller served as Marketing Director of Advanced Packaging Systems, a manufacturer of high-density ceramic and polymer thin film interconnect products. From 1981 to September 1988, Mr. Miller served as President of Interamics, a San Diego-based company that manufactured ceramic packages for integrated circuits and hybrid substrates. From January 1977 to the time he joined Interamics, Mr. Miller served as Vice President and General Manager of a division of Siltec Corporation, a San Francisco-based manufacturer of silicon wafers and ceramic packages.

     Donald F. Walter has served as a director of Cerprobe since May 1, 1991. Since 1982, Mr. Walter has been a financial consultant and is the principal of Walter & Keenan Financial Consulting Co., a financial consulting firm located in Niles, Michigan. Since 1982, Mr. Walter has served as a director of National Standard Co., a publicly held company based in Niles, Michigan that manufactures specialty wire products. Since 1988, Mr. Walter has served as a director of Metro BanCorp, a publicly held bank based in Indianapolis, Indiana.

     Directors hold office until their successors have been elected and qualified. All officers are elected by the Board of Directors and hold office until their successors have been duly elected and qualified, or until resignation or removal. There currently is no classification of the Board of Directors. There are no family relationships among any of the directors or officers of Cerprobe.

     The employment agreement between Cerprobe and Mr. Close provides that Cerprobe will cause Mr. Close to be nominated to the Board of Directors so long as Mr. Close is employed by Cerprobe. The stockholders of Cerprobe, however, have no obligation to vote for Mr. Close and may withhold or distribute votes in their discretion. Cerprobe knows of no other arrangements or understandings between any director or executive officer and any other person pursuant to which he has been selected as a director or executive officer.

Director Compensation and Other Information

     Each outside director of Cerprobe receives $4,000 each quarter and a fee of $500 for each meeting of the Board of Directors attended. Outside directors also are eligible to receive stock options pursuant to Cerprobe's stock option plans and are reimbursed for expenses incurred in attending meetings. Directors do not receive additional compensation for committee participation or special assignments.

           SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

     The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of April 1, 1997 by (i) each director and each nominee for director; (ii) each Named Officer set forth in the Summary Compensation Table under the section entitled "Executive Compensation"; (iii) all directors and executive officers of the Company as a group; and (iv) each person known by the Company to be the beneficial owner of more than 5% of the Common Stock. The information as to beneficial ownership is based upon statements furnished to the Company by such persons.

Name of    Amount and Nature                  Percent of
Beneficial Owner(1)                           of Beneficial Ownership(2)            Class(3)
--------------------------------------------------------------------------------------------

Directors and Named Officers
----------------------------
Ross J. Mangano                                 614,467(4)                           9.6%
C. Zane Close                                    71,600(5)                           1.1%
William A. Fresh                                342,964(6)                           5.4%
Kenneth W. Miller                               195,903(7)                           3.1%
Donald F. Walter                                 21,667(8)                            *
Michael K. Bonham                               106,700(9)                           1.7%
Eswar Subramanian                               110,900(10)                          1.7%
Henry Wong                                       78,677(11)                          1.2%

All executive officers and directors
  as a group (ten persons)                    1,581,878(12)                         23.9%

5% Stockholders
---------------

Judd C. and Mary Morris Leighton (13)           460,000                              7.2%
Souad Shrime                                    331,259(14)                          5.2%
Troon & Co., Ross J. Mangano, et al.,
  Trustees(15)                                  382,500                              6.0%

------------
*Less than 1%.

(1) Each director, nominee, and officer of the Company may be reached through the Company at 600 Rockford Drive, Tempe, Arizona 85281.

(2) Unless otherwise indicated, and subject to community property laws where applicable, all shares are owned of record by the persons named and the beneficial ownership consists of sole voting power and sole investment power.

(3) The percentages shown include the shares of Common Stock actually owned as of April 1, 1997 and the shares of Common Stock that the identified person or group had the right to acquire within 60 days of April 1, 1997 pursuant to the exercise of stock options. In calculating the percentage of ownership, all shares of Common Stock that the identified person or group had the right to acquire within 60 days of April 1, 1997 upon the exercise of stock options are deemed to be outstanding for the purpose of computing the percentage of the shares of Common Stock owned by such person or group, but are not deemed to be outstanding for the purpose of computing the percentage of the shares of Common Stock owned by any other person.

(4) Includes 20,000 shares in the name of Nat & Co. voted pursuant to a power of attorney, 51,300 shares in the name of Oliver & Company voted pursuant to a power of attorney, 120,000 shares in the name of Millie
         M. Cunningham voted pursuant to a power of attorney, 382,500 shares held in the name of Troon & Co., Ross J. Mangano, et al., Trustees for which Mr. Mangano serves as a trustee, 20,000 shares that Mr. Mangano has the right to acquire at an exercise price of $5.75 per share pursuant to the exercise of options granted in September 1994, and 667 shares that Mr. Mangano has the right to acquire at an exercise price of $8.25 per share pursuant to the exercise of options granted in June 1995.

(5) Includes 60,000 shares that Mr. Close has the right to acquire at an exercise price of $5.75 per share pursuant to the exercise of options granted in September 1994.

(6) Includes 162,700 shares held by WAF Investment Company, a company 100% owned by Mr. Fresh and his wife, and 78,477 shares held by The William
         A. and Reva Luana Fresh Charitable Remainder Unitrust, and reflects 667 shares that Mr. Fresh has the right to acquire at an exercise price of $8.25 per share pursuant to the exercise of options granted in June 1995.

(7) Includes 125,236 shares held by U.S. Trust Company of California, N.A., as trustee for the Kenneth W. Miller Charitable Remainder Unitrust. Mr. Miller disclaims beneficial ownership with respect to these shares. Also includes 20,000 shares that Mr. Miller has the right to acquire at an exercise price of $5.75 per share pursuant to the exercise of options granted in September 1994, and 667 shares that Mr. Miller has the right to acquire at an exercise price of $8.25 per share pursuant to the exercise of options granted in June 1995.

(8) Includes 20,000 shares that Mr. Walter has the right to acquire at an exercise price of $5.75 per share pursuant to the exercise of options granted in September 1994 and 667 shares that Mr. Walter has the right to acquire at an exercise price of $8.25 per share pursuant to the exercise of options granted in June 1995.

(9) Includes 50,000 shares that Mr. Bonham has the right to acquire at an exercise price of $5.75 per share pursuant to the exercise of options granted in September 1994.

(10) Includes 35,000 shares that Mr. Subramanian has the right to acquire at an exercise price of $5.75 per share pursuant to the exercise of options granted in September 1994.

(11) Includes 10,000 shares that Mr. Wong has the right to acquire at an exercise price of $10.50 per share pursuant to the exercise of options granted in August 1995, 4,000 shares that Mr. Wong's spouse has the right to acquire at an exercise price of $10.50 per share pursuant to the exercise of options granted in August 1995, and 6,666 shares that Mr. Wong has the right to acquire at an exercise price of $5.75 pursuant to the exercise of options granted in September 1994.

(12) Includes 264,334 shares that members of the group had the right to acquire as of April 1, 1997 or within 60 days of April 1, 1997, pursuant to the exercise of stock options.

(13) Judd C. and Mary Morris Leighton's address is 211 W. Washington Ave, Suite 2400, South Bend, Indiana, 46601.


(14) Includes 1,227 shares held by Mrs. Shrime's children. Mrs. Shrime's address is 9611 Milltrail, Dallas, Texas, 75238.

(15)     The  address  of Troon & Co is P. O. Box  1655,  South  Bend,  Indiana,
         46634.

                             EXECUTIVE COMPENSATION

Summary of Cash and Other Compensation

     The following table sets forth information concerning the compensation for the fiscal years ended December 31, 1996, 1995, and 1994 earned by the Company's Chief Executive Officer and the Company's three most highly compensated executive officers whose aggregate cash compensation exceeded $100,000 for services rendered in all capacities to the Company and its subsidiaries for the last fiscal year (the "Named Officers").

                           SUMMARY COMPENSATION TABLE

                                                                           Long Term Compensation
                                                                           ---------------------------------
                                          Annual Compensation              Awards                  Payouts
                              ------------------------------------------------------------------------------
                                                           Other           Restricted                        All
                                                           Annual          Stock                   LTIP      Other
Name and                                                   Compensation    Award(s)     Options    Payouts   Compen-
Principal Position            Year     Salary($) Bonus($)       ($) (4)           ($)   /SARs(#)        ($)  sation ($)
------------------            ----     --------- --------  ------------    ----------   --------   --------  ----------
C. Zane Close                 1996(1)   157,662
President and Chief           1995(2)   135,000    35,000
Executive Officer             1994(3)   116,252    13,000                                  60,000

Eswar Subramanian             1996(1)   132,155
Sr. Vice President and        1995(2)   108,000    25,000
Chief Operating Officer       1994(3)    98,067    12,000                                  35,000

Michael K. Bonham             1996(1)   122,386
Sr. Vice President of         1995(2)   108,000    25,000
Sales and Marketing           1994(3)   100,033    12,000                                  50,000

Henry Wong                    1996(1)   109,733
Vice President and Executive  1995(2)   100,000    15,750                                  25,000
Director Cerprobe Asia        1994(3)    87,018     5,000                                  20,000

---------------
(1)      Includes $14,279,  $28,000, $22,800, and $19,320 in salary and/or bonus earned by Messrs. Close, Subramanian, Bonham, and Wong, respectively, in 1996 but deferred to a future year.

(2)      Includes $34,346,  $44,863, $32,462, and $15,000 in salary and/or bonus earned by Messrs. Close, Subramanian, Bonham, and Wong, respectively, in 1995 but deferred to a future year.

(3)      Includes $26,242,  $23,662, $16,223, and $14,567 in salary and/or bonus earned by Messrs. Close, Subramanian, Bonham, and Wong, respectively, in 1994 but deferred to a future year.

(4) Other annual compensation did not exceed the lesser of $50,000 or 10% of the total salary and bonus for any of the Named Officers except as noted.

Option Grants

     No stock options were granted to the Company's Named Officers during the fiscal year ended December 31, 1996.

Option Exercises and Holdings

     The following table provides information on options exercised in the last fiscal year by the Company's Named Officers and the value of each such Named Officer's unexercised options at December 31, 1996.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                      OPTION VALUE AS OF DECEMBER 31, 1996

                                                                  Number of Securities                Value of Unexercised
                                                                 Underlying Unexercised               In-the-Money Options
                             Shares                          Options at Fiscal Year-End (#)       at Fiscal Year-End ($)(2)
                           Acquired on         Value         ------------------------------      ---------------------------
Name                      Exercise (#)     Realized ($)(1)   Exercisable      Unexercisable     Exercisable      Unexercisable
----                      ------------     ---------------   -----------      -------------     -----------      -------------
C. Zane Close                  -0-              $-0-             60,000            -0-             $517,500         $-0-

Eswar Subramanian              -0-              $-0-             35,000            -0-             $301,875         $-0-

Michael K. Bonham              -0-              $-0-             50,000            -0-             $431,250         $-0-

Henry Wong                    13,334          $123,340           16,666           15,000            $96,244        $58,125

-----------------

(1) Calculated based on the market price at exercise multiplied by the number of options exercised less the total exercise price of the options exercised.

(2) Calculated based on $14.375, which was the closing sale price of the Common Stock as quoted on the Nasdaq National Market on December 31, 1996, multiplied by the number of applicable shares in-the-money less the total exercise price.

Employment Agreements and Other Arrangements

     Pursuant to employment agreements with Cerprobe, (each of which is subject to automatic renewal for succeeding terms of one year unless either party gives notice at least 90 days prior to the expiration of any term of its intention not to renew) Messrs. Close, Subramanian, Bonham, and Wong receive $210,000, $165,000, $135,000, and $120,000 respectively, in annual base salary during the term of their employment. Each of the employment agreements provides for additional increases in the base salary and bonuses as may be determined by Cerprobe's Board of Directors in its sole discretion. Each of the agreements may be terminated with or without cause by Cerprobe upon 90 days written notice to the employee, and each employee may terminate his obligations under the agreement by giving Cerprobe at least 90 days notice of his intent to terminate.

Employee Benefit Plans

     In 1983, the Board of Directors and Cerprobe's stockholders adopted an incentive stock option plan in order to provide for the grant of options to employees to purchase shares of Common Stock that qualified as "incentive stock options" under Section 422A of the Internal Revenue Code of 1954, as amended. The incentive stock option plan originally provided for the issuance of options to purchase a total of 100,000 shares of Common Stock. On January 7, 1984, the Board of Directors approved, and on May 5, 1984, the stockholders ratified, the reservation of an additional 120,000 shares of Cerprobe Common Stock for issuance upon the exercise of options under the incentive stock option plan.

     On February 2, 1987, the Board of Directors approved, and on May 2, 1987, the stockholders ratified, a Plan of Modification to the incentive stock option plan in order to allow Cerprobe certain tax deductions which were not allowed under the incentive stock option plan. The Plan of Modification converted the incentive stock option plan to a non-qualified stock option plan (the "Non-Qualified Plan") and effected a re-grant of all options previously granted under the incentive stock option plan. The original vesting schedules for previously granted options were not affected by the re-grant. On April 22, 1988, the Board of Directors approved the reservation of an additional 150,000 shares of Common Stock for issuance upon the exercise of options under the Non-Qualified Plan, thereby increasing the total number of shares subject to the Non-Qualified Plan to 370,000.

     On April 3, 1989, the Board of Directors approved, and on May 6, 1989, the stockholders ratified, the adoption of an incentive stock option plan (the "ISO Plan") to provide for the grant of options to key executive, managerial or supervisory employees or other employees who are deemed by the Board of Directors to have performed extraordinary services to Cerprobe, which options will qualify for the tax benefits accorded "incentive stock options" as defined in Section 422A of the Code. The Board of Directors also approved an amendment to Cerprobe's Non-Qualified Plan on April 3, 1989 to provide that Cerprobe's directors who are not employees of Cerprobe, and thus not eligible to receive incentive stock options under the ISO Plan ("Unaffiliated Directors"), would be eligible to receive options under the Non-Qualified Plan.

     In connection with the adoption of the ISO Plan, all existing options under the Non-Qualified Plan granted prior to April 3, 1989 were permitted to be exchanged for incentive stock options under the ISO Plan at the option of the holder. Subsequent to the adoption of the ISO Plan, the number of shares reserved for issuance under the Non-Qualified Plan was reduced from 370,000 to 150,000. In July 1990, however, the number of shares reserved for issuance under the Non-Qualified Plan was increased to 565,000 in order to grant options to Messrs. Close, Subramanian, Bonham, and Wong in connection with their employment by Cerprobe and in May 1991, the number of shares reserved for issuance under the Non-Qualified Plan was again increased to 685,000. A maximum of 500,000 shares of Cerprobe Common Stock was reserved for issuance upon exercise of options granted under the ISO Plan.

     The Non-Qualified Plan and the ISO Plan together are referred to herein as the "Stock Option Plans."

     The purpose of the Stock Option Plans is to aid Cerprobe in attracting and retaining directors and employees and to provide such persons with an incentive to purchase a proprietary interest in Cerprobe in order to create an increased personal interest in Cerprobe's continued success and progress, thereby motivating them to exert their best efforts on behalf of Cerprobe. The Stock Option Plans are administered by the Board of Directors, which has the sole authority and discretion to select employees to participate in the Stock Option Plans, to grant options under the Stock Option Plans, to specify the terms and conditions of the options (within the limitations of the Stock Option Plans), and otherwise to interpret and construe the terms and provisions of the Stock Option Plans and any agreements governing options granted under the Stock Option Plans. The Stock Option Plans authorize the Board of Directors to delegate its administrative authority and discretion under the Stock Option Plans to the Compensation Committee of the Board of Directors.

     The exercise price of any options granted under the ISO Plan may not be less than 100% of the fair market value of shares of Cerprobe Common Stock at the time the option is granted (or, for incentive stock options granted to a person who, at the time of the grant, is the beneficial owner of more than 10% of the combined voting power of all classes of voting stock then outstanding of Cerprobe or any parent or subsidiary of Cerprobe (a "10% Beneficial Owner"), not less than 110% of the fair market value of Cerprobe Common Stock at the date of grant). All options granted under the ISO Plan expire ten years from the date of grant (five years in the case of a 10% Beneficial Owner), unless an earlier expiration date is provided in the option agreement. The term of each option granted under the Non-Qualified Plan is fixed by the Board of Directors or the Compensation Committee at the date of grant. Options granted under the Stock Option Plans are non-transferable by the optionholder, otherwise than by will or the laws of descent and distribution, and are exercisable during the optionholder's lifetime only by the optionholder, or in the event of the death of the optionholder, by a person who acquires the right to exercise the option by the laws of descent and distribution.

     Only key executive, managerial, or supervisory employees of Cerprobe, including directors who also are full time employees, and other employees who are deemed by the Board of Directors to have performed extraordinary services to Cerprobe, are eligible to receive options granted under the ISO Plan. Although all employees of Cerprobe are eligible to receive options under the Non-Qualified Plan, the Board of Directors intends to grant options under the Non-Qualified Plan primarily to Cerprobe's Unaffiliated Directors.

     The Stock Option Plans authorize the Board of Directors to amend the Stock Option Plans without stockholder approval whenever the Board of Directors deems an amendment proper and in the best interests of Cerprobe. However, the Board of Directors may not amend the ISO Plan or otherwise take any action with respect to the ISO Plan which would prevent any option granted under the ISO Plan from qualifying as an "incentive stock option" within the meaning of Section 422A of the Code. Moreover, the Board of Directors may not, without stockholder approval, increase the aggregate number of shares of Cerprobe Common Stock which are subject to the ISO Plan, reduce the exercise price at which options may be granted under the ISO Plan or at which any outstanding option may be exercised, or extend the term of the ISO Plan. Unless previously terminated by the Board of Directors, the ISO Plan will terminate on April 3, 1999.

     As a result of the adoption of the ISO Plan on April 3, 1989, all options granted under the Non-Qualified Plan prior to April 3, 1989 (which had not previously been canceled) were permitted to be exchanged for options under the ISO Plan at the option of the holder; provided, however, that no options granted under the ISO Plan in exchange for options previously granted under the Non-Qualified Plan were permitted to be issued at a price that was less than 100% of the fair market value of Cerprobe's Common Stock at the time of the exchange and re-grant (or, for incentive stock options granted to a 10% Beneficial Owner, not less than 110% of the fair market value of the Common Stock at the date of the exchange and re-grant). Such options generally are exercisable over a three year period, with one-third exercisable on the date of grant and an additional one-third to become exercisable on each anniversary of the date of grant. For certain information regarding the exercise of options by Named Officers, see the table entitled "Aggregated Option Exercises In Last Fiscal Year And Option Value As Of December 31, 1996."

     As of April 1, 1997, there were outstanding options to acquire 307,298 shares of Cerprobe Common Stock under the Stock Option Plans.

1995 Stock Option Plan

     The 1995 Stock Option Plan (the "1995 Plan") provides for the granting of options to acquire Common Stock, the direct granting of Common Stock, the granting of stock appreciation rights, or the granting of other cash awards. The 1995 Plan is more fully discussed at "Proposal to Amend and Restate the Company's 1995 Stock Option Plan."


        COMPLIANCE WITH SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934


     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors, and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms filed with the SEC.

     Based solely on the Company's review of the copies of such forms received by it during the fiscal year ended December 31, 1996, and written representations that no other reports were required, the Company believes that each person who, at any time during such fiscal year, was a director, officer, or beneficial owner of more than 10% of the Company's Common Stock complied with all Section 16(a) filing requirements during such fiscal year or prior fiscal years.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Judd C. Leighton and Mary Morris Leighton, who together own 460,000 shares of Common Stock, beneficially own an approximately 24% interest in CRPB Investors, L.L.C, a limited liability company formed for the purpose of owning and operating the 83,000 square foot facility Cerprobe will lease to serve as Cerprobe's headquarters.

     Henry Wong, a Vice President of Cerprobe and Executive Director of Cerprobe Asia, owns 10% of Cerprobe Asia PTE LTD, Cerprobe's joint venture in Singapore and Taiwan.

     Pursuant to an agreement dated May 1, 1991, amended March 8, 1993 and January 1994, between the Company and John W. Tarzwell and his wife, Mr. Tarzwell agreed to resign as a director, an officer, and an employee of the Company effective May 1, 1991. In connection with Mr. Tarzwell's resignation, the Company agreed to pay Mr. Tarzwell $3,125 per month beginning May 15, 1991 and ending April 15, 1994. In addition, the Company agreed to provide Mr.
Tarzwell and his wife medical insurance coverage similar to the coverage provided by the Company to employees of the Company, life insurance or comparable coverage providing death benefits of up to $47,500, the use of a Company-leased automobile until March 30, 1992 and reimbursement for all accrued and unpaid vacation pay due Mr. Tarzwell as of April 30, 1991. Mr. Tarzwell agreed to keep confidential all information with respect to the Company, its businesses and affairs and to refrain from disclosing or using such information for his benefit or the benefit of any other person for a period of four years. Further, Mr. Tarzwell agreed to vote all of the Company's stock owned by Mr. Tarzwell in favor of all issues that receive the recommendation of the Company's Board of Directors. In January 1994, the Company's Board of Directors agreed to extend the agreement with Mr. Tarzwell on a month-to-month basis, subject to a 30-day notice of termination.

            PROPOSAL TO AMEND AND RESTATE THE 1995 STOCK OPTION PLAN

     The 1995 Plan, as amended, is divided into two programs: the Discretionary Grant Program and the Automatic Grant Program. The Discretionary Grant Program provides for the granting of options to acquire Common Stock ("Options"), the direct granting of Common Stock ("Stock Awards"), the grant of stock appreciation rights ("SARs"), or the granting of other cash awards ("Cash Awards") (Stock Awards, SARs, and Cash Awards are collectively referred to herein as "Awards"). Options and Awards under the 1995 Plan may be issued to executive officers, directors, employees, consultants, and other independent contractors who provide valuable services to Cerprobe and its subsidiaries (collectively, "Eligible Persons"). The Options issued may be incentive stock options or non-qualified stock options. Cerprobe believes that the Discretionary Grant Program represents an important factor in attracting and retaining executive officers and other key employees and constitutes a significant part of its compensation program, providing them with an opportunity to acquire a proprietary interest in Cerprobe and giving them an additional incentive to use their best efforts for the long-term success of Cerprobe. The Automatic Option Program provides for the automatic grant of options to acquire the Common Stock ("Automatic Options"). Automatic Options are granted to non-employee members of Cerprobe's Board of Directors ("Eligible Directors"). Cerprobe believes that the Automatic Option Program promotes the interests of Cerprobe by providing such directors the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in Cerprobe and an increased personal interest in Cerprobe's continued success and progress.

Shares Subject to the 1995 Plan

     Prior to stockholder approval of the proposed amendments to and restatement of the 1995 Plan, a maximum of 500,000 shares of Common Stock currently may be issued under the 1995 Plan. If any Option or SAR terminates or expires without having been exercised in full, stock not issued under such Option or SAR will again be available for the purposes of the 1995 Plan. If any change is made in the stock subject to the 1995 Plan or subject to any Option or SAR granted under the 1995 Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, split-up, combination of shares, exchange of shares, change in corporate structure, or otherwise), the 1995 Plan provides that appropriate adjustments will be made as to the maximum number of shares subject to the 1995 Plan, and the number of shares and exercise price per share of stock subject to outstanding Options or Awards. As of April 1, 1997, 42,000 shares of Common Stock have been issued upon exercise of Options granted pursuant to the 1995 Plan, and there were outstanding Options to acquire 261,000 shares of Common Stock under the 1995 Plan.

Eligibility and Administration

     Options and Awards may be granted pursuant to the Discretionary Grant Program only to persons ("Eligible Persons") who at the time of grant are either
(i) key personnel (including officers and directors) of Cerprobe, or (ii) consultants or independent contractors who provide valuable services to Cerprobe. Options that are incentive stock options may be granted only to key personnel of Cerprobe who are also employees of Cerprobe. To the extent that granted Options are incentive stock options, the terms and conditions of those Options must be consistent with the qualification requirements set forth in the Internal Revenue Code.

     The Eligible Persons under the Discretionary Grant Program are divided into two groups, and there is a separate administrator (each a "Plan Administrator") for each group. One group consists of Eligible Persons who are executive officers and directors of Cerprobe and all persons who own 10% or more of Cerprobe's issued and outstanding stock. The power to administer the 1995 Plan with respect to those persons rests exclusively with a committee ("Senior Committee") comprised of two or more non-employee directors who are appointed by the Board of Directors. The power to administer the 1995 Plan with respect to the remaining Eligible Persons is vested with the Senior Committee or a committee of two or more directors appointed by the Board of Directors ("Employee Committee"). Each Plan Administrator determines (i) which of the Eligible Persons in its group will be granted Options and Awards; (ii) the amount and timing of the grant of such Options and Awards; and (iii) such other terms and conditions as may be imposed by the Plan Administrator consistent with the 1995 Plan. As described below, on February 18, 1997, the Board of Directors amended the 1995 Plan, subject to stockholder approval, to provide that maximum number of shares of Common Stock with respect to which Options or Awards may be granted to any employee during the term of the 1995 Plan may not exceed 50% of the shares of Common Stock covered by the 1995 Plan. See "Proposal to Amend and Restate the Company's 1995 Stock Option Plan - Reasons for and Effect of the Proposed Amendments and Restatement."

Exercise of Options

     The expiration date, maximum number of shares purchasable, and the other provisions of the Options are established at the time of grant, provided that no options may be granted for terms of more than 10 years. Options vest and thereby become exercisable in whole or in one or more installments at such time as may be determined by the Plan Administrator upon the grant of the Options. However, a Plan Administrator has the discretion to provide for the automatic acceleration of the vesting of any Options or Awards granted under the
Discretionary Grant Program in the event of a "Change in Control." The definition of "Change in Control" includes the following events: (i) the acquisition of beneficial ownership by certain persons, acting alone or in concert with others, of 40% or more of Cerprobe Common Stock pursuant to a tender offer which the Board of Directors recommends that Cerprobe's stockholders not accept, or (ii) a change in the composition of the Board of Directors occurs such that those individuals who were elected to the Board of Directors at the last stockholders' meeting at which there was not a contested election for Board membership subsequently ceased to comprise a majority of the Board of Directors by reason of a contested election.

     Each Plan Administrator will determine the exercise prices of Options at the time of grant. However, the exercise price of any Option may not be less than 100% of the fair market value of the Common Stock at the time of the grant (110% if the Option is granted to a person who at the time the Option is granted owns 10% of the total combined voting power of all classes of stock of Cerprobe). To exercise an Option, the optionholder will be required to deliver to Cerprobe full payment of the exercise price for the shares as to which the Option is being exercised. Generally, Options can be exercised by delivery of cash, bank cashier's check, or shares of Common Stock.

Termination of Employment or Services

     Except as otherwise allowed by the Plan Administrator with respect to non-qualified Options, Options granted under the 1995 Plan are nontransferable other than by will or by the laws of descent and distribution upon the death of the optionholder and, during the lifetime of the optionholder, are exercisable only by such optionholder. If any optionholder ceases to be employed by Cerprobe for a reason other than death or permanent disability, such optionholder may, within 30 days after the termination of such employment, exercise some or all of the vested incentive stock options held by such employee. In the event of the death of the participant incentive stock options may be exercised within 90 days thereafter (but never later than the expiration of the term of the Option). If an optionholder's employment is terminated by reason of permanent disability, however, incentive stock options may be exercised by the optionholder or the optionholder's estate or successor by bequest or inheritance during the period ending 180 days after the optionholder's retirement (but not later than the expiration of the term of the Option). Termination of employment at any time for cause immediately terminates all Options held by the terminated employee.

     If the proposed amended and restated 1995 Plan is approved by the Stockholders, non-qualified Options that are outstanding at the time an optionholder's service to Cerprobe terminates will remain exercisable for such period of time thereafter as determined by the Plan Administrator at the time of grant of such Options. However, if the optionholder is discharged for cause, all Options held by such optionholder will terminate.

Awards

     A Plan Administrator also may grant Awards to Eligible Persons under the 1995 Plan. Awards may be granted in the form of SARs, Stock Awards, or Cash Awards.

     Awards granted in the form of SARs entitle the recipient to receive a cash payment equal to the appreciation in market value of a stated number of shares of Common Stock from the price on the date the SAR was granted or became effective to the market value of the Common Stock on the date first exercised or surrendered. The Plan Administrators may determine, consistent with the 1995 Plan, such terms, conditions, restrictions, and/or limitations, if any, on any SARs.

     Awards granted in the form of Stock Awards entitle the recipient to receive shares of Cerprobe Common Stock directly. Awards granted in the form of cash entitle the recipient to receive direct payments of cash depending on the market value or the appreciation of the Common Stock or other securities of Cerprobe. The Plan Administrators may determine such other terms, conditions, or limitations, if any, on any Awards.

     The 1995 Plan states that it is not intended to be the exclusive means by which Cerprobe may issue options or warrants to acquire its Common Stock, stock awards, or any other type of award. To the extent permitted by applicable law, Cerprobe may issue any other options, warrants, or awards other than pursuant to the 1995 Plan without stockholder approval.

Terms and Conditions of Automatic Options

     The 1995 Plan provides that each year at the meeting of the Board of Directors held immediately after the annual meeting of stockholders, each Eligible Director is granted an Automatic Option to acquire 2,000 shares of Common Stock ("Annual Automatic Option"). The 1995 Plan will grant new Eligible Directors an Automatic Option to acquire 20,000 shares of Common Stock ("Initial Automatic Option") on the date of their first appointment or election to the Board. Each Automatic Option becomes exercisable and vests in a series of three equal and successive annual installments, with each annual installment to become exercisable on the day before Cerprobe's annual meeting of stockholders occurring in the applicable year. An Eligible Director is not eligible to receive an Annual Automatic Option if the grant date is within 30 days of such Eligible Director receiving an Initial Automatic Option.

     The exercise price per share of Common Stock subject to each Automatic Option is equal to 100% of the fair market value per share on the date of the grant of the Automatic Option. Each Automatic Option expires on the tenth anniversary of the date on which an Automatic Option grant was made. Eligible Directors also may be eligible to receive Options or Awards under the Discretionary Grant Program or option grants or direct stock issuances under any other plans of Cerprobe. Cessation of service on the Board terminates any Automatic Options for shares that were not vested at the time of such cessation. Automatic Options are nontransferable other than by will or the laws of descent and distribution on the death of optionholder and, during the lifetime of the optionholder, are exercisable only by such optionholder.

     The 1995 Plan provides that, in the event of Change in Control, all unvested Automatic Options will automatically accelerate and immediately vest so that each outstanding Automatic Option will, immediately prior to the effective date of such Change in Control, become fully exercisable.

Duration and Modification

     The 1995 Plan will remain in force until May 9, 2005. The Board of Directors of Cerprobe may at any time suspend, amend, or terminate the 1995 Plan, except that without approval by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or by proxy at a meeting of stockholders of Cerprobe convened for such purpose, the Board of Directors may not (i) increase, except in the case of certain organic changes to Cerprobe, the maximum number of shares of Common Stock subject to the 1995 Plan,
(ii) reduce the exercise price at which Options may be granted or the exercise price for which any outstanding Options may be exercised, (iii) extend the term of the 1995 Plan, (iv) change the class of persons eligible to receive Options or Awards under the 1995 Plan, or (v) materially increase the benefits accruing to participants under the 1995 Plan. Notwithstanding the foregoing, the Board of Directors may amend the 1995 Plan from time to time as it deems necessary in order to meet the requirements of any amendments to Rule 16b-3 under the Securities Exchange Act of 1934 without the consent of the stockholders of Cerprobe.

Reasons for an Effect of the Proposed Amendments and Restatement

     The Board of Directors believes that the approval of the proposed amendments to and restatement of the 1995 Plan is necessary to achieve the purposes of the 1995 Plan and to promote the welfare of Cerprobe and its stockholders generally. The Board of Directors believes that the proposed amendments to the 1995 Plan will aid Cerprobe in attracting and retaining directors, officers, and key employees and motivating such persons to exert their best efforts on behalf of Cerprobe. In addition, Cerprobe expects that the proposed amendments will further strengthen the identity of interest of the directors, officers, and key employees with that of the stockholders.

Increase in the Number of Shares Reserved for Issuance

     It is proposed to increase the number of shares of Common Stock reserved for issuance under the 1995 Plan from 500,000 to 800,000. The increase in the number of shares of Common Stock reserved for issuance under the 1995 Plan recognizes the growth of Cerprobe's operations and the increase in the number of Stock issued in 1996 upon conversion of Series A Preferred Stock issued in 1996 and the exercise of options, as well as shares issued in 1996 and 1997 as a result of two acquisitions. An increase in the number of shares issuable pursuant to the 1995 Plan will enable Cerprobe to grant additional options and other awards to current participants, which will enable such participants to maintain their proportionate interest in Cerprobe and to attract such additional personnel as may be necessary in view of Cerprobe's expanding operations.

     In the event that the amendments to and restatement of Cerprobe's 1995 Stock Option Plan are not approved by the stockholders, the 1995 Plan will remain in effect as previously adopted. Any options outstanding under the 1995 Plan prior to the amendments to and restatement of the 1995 Plan shall remain valid and unchanged.

Amendments Intended to Comply with Revised Rules

     In May 1996, the Securities and Exchange Commission ("SEC") amended the Rules promulgated pursuant to Section 16 of the Exchange Act. The amended Rules became effective on November 1, 1996. In general, these Rules required Cerprobe's officers, directors, and holders of more that 10% of the Common Stock to file reports or ownership and changes in ownership of Common Stock with the SEC. The Rules also exempt certain transactions in the Common Stock by
Cerprobe's officers, directors, and 10% stockholders from liability for "short-swing profits" under Section 16 of the Exchange Act. Because the 1995 Plan is intended to comply with the Rules with respect to Options and Awards granted pursuant to the 1995 Plan and issuance's of Common Stock amendments to the 1995 Plan that are intended to bring the 1995 Plan into compliance with the revised Rules. These amendments generally do not require stockholder approval, except for the amendment that permits non-employee directors who are members of the Senior Committee to receive grants of Options and Awards pursuant to the Discretionary Grant Program in addition to Automatic Options granted to them pursuant to the Automatic Grant Program. This provision, which was previously prohibited under the Rules, is permitted under the revised Rules. The Board of Directors believes that these amendments are necessary to attract, retain, and motivate non-employee directors and to encourage non-employee directors to serve as members of the Senior Committee.

Amendment Intended to Comply with Internal Revenue Code Section 162(m)

     The Board of Directors has adopted an amendment to the 1995 Plan that limits the number of shares of the Common Stock with respect to Options or Awards that may be granted to employees of Cerprobe to a maximum of 50% of the shares of Common Stock authorized for issuance under the 1995 Plan. This amendment is being submitted to stockholders in order to satisfy the stockholder approval requirements of Section 162(m) of the Internal Revenue Code. Section 162(m) generally allows a tax deduction to Cerprobe for compensation in excess of $1.0 million paid in any year to its Chief Executive Officer and four other most highly compensated executive officers (the "Highly Compensated Officers") only if such compensation qualifies as "performance-based compensation." Upon stockholder approval of the amendments to and restatement of the 1995 Plan, non-qualified options granted following the date of the Meeting generally will qualify as "performance-based compensation" and will entitle Cerprobe to take a tax deduction for compensation paid as a result of option exercises by Cerprobe's Highly Compensated Officers.

     As required by Section 162(m), the Board of Directors has adopted a resolution saying that, if the stockholders do not approve the amendment, Cerprobe will not make any further grants of options under the 1995 Plan. In effect, stockholders will be voting to reapprove the entire 1995 Plan. The Board of Directors believes that it is in the best interest of Cerprobe to continue to grant options and/or issue shares of Common Stock under the 1995 Plan and in Cerprobe's best interests to adopt the proposed amendments to a restatement of the 1995 Plan.

Restatement of the 1995 Plan

     The restatement of the 1995 Plan is intended to reflect other minor technical revisions and to provide on integrated document to avoid confusion.

Federal Income Tax Consequences

     Certain options granted under the 1995 Plan will be intended to qualify as incentive stock options under Code Section 422. Accordingly, there will be no taxable income to an employee when an incentive stock option is extent the amount by which the fair market value of the shares at the time of exercise exceeds the option price is treated as an item of preference in computing the alternate minimum taxable income of the optionholder. If an optionholder exercises an incentive stock option and does not dispose of the shares within either two years after the date of the grant of the option or one year after the date the shares were transferred to the optionholder, any gain realized upon disposition will be taxable to the optionholder as a capital gain. If the optionholder does not satisfy the applicable holding periods, however, the difference between the option price and the fair market value of the shares on the date of exercise of the option will be taxed as ordinary income, and the balance of the gain, if any, will be taxed as capital gain. If the shares are disposed of before the expiration of the one-year or two-year periods and the amount realized is less than the fair market value of the shares at the date of exercise, the employee's ordinary income is limited to the amount realized less the option exercise price paid. The Company will be entitled to a tax deduction only to the extent the optionholder has ordinary income upon the sale or other disposition of the shares received when the option was exercised.

     Certain other options issued under the 1995 Plan, including options issued automatically to the non-employee members of the Board of Directors, will be non-qualified options. The income tax consequences of non-qualified options will be governed by Code Section 83. Under Code Section 83, the excess of the fair market value of the shares of Common Stock acquired pursuant to the exercise of any option over the amount paid for such stock (hereinafter referred to as "Excess Value") must be included in the gross income of the optionholder in the first taxable year in which the Common Stock acquired by the optionholder is not subject to a substantial risk of forfeiture. In calculating Excess Value, fair market value will be determined on the date that the substantial risk of forfeiture expires, unless a Section 83(b) election is made to include the Excess Value in income immediately after the acquisition, in which case fair market value will be determined on the date of the acquisition. Generally, the Company will be entitled to a federal income tax deduction in the same taxable year that the optionholder recognizes income. The Company will be required to withhold income tax with respect to income reportable pursuant to Code Section 83 by an optionholder. The basis of the shares acquired by an optionholder will be equal to the option price of those shares plus any income recognized pursuant to Code Section 83. Subsequent sales of the acquired shares will produce capital gain or loss. Such capital gain or loss will be long term if the stock has been held for one year from the date of the substantial risk of forfeiture lapsed, or, if a Section 83(b) election is made, one year from the date the shares were acquired.

Stockholder Vote Required

     The holders of a majority of the outstanding shares of the Common Stock of Cerprobe present in person or by proxy at the meeting of stockholders must approve the amendments to the restatement of the 1995 Stock Option Plan. The Board of Directors unanimously recommends a vote "FOR" approval of the amendments to and restatement of the 1995 Stock Option Plan.

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors recommends that the stockholders ratify the appointment of KPMG Peat Marwick LLP as independent auditors for the Company for the fiscal year ending December 31, 1997. KPMG Peat Marwick LLP provided such services to the Company for the fiscal year ended December 31, 1996 and is serving in such capacity for the current fiscal year

     Representatives of KPMG Peat Marwick LLP are expected to be present at the Annual Meeting and will be given an opportunity to make a statement if so desired and to respond to appropriate questions.

     The Audit Committee of the Board of Directors, following a review of the Company's audit requirement, approved and recommended to the Board and the Board has approved the appointment of KPMG Peat Marwick LLP as the Company's independent auditors for the fiscal year ending December 31, 1997.

                  DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     Under the rules of the Securities and Exchange Commission (the "Commission"), any proposal that a stockholder intends to have presented at the Company's annual meeting for the fiscal year ending December 31, 1997 must be received by the Company no later than December 31, 1997 in order to be included in the proxy statement and form of proxy relating to such meeting. Any proposal that is submitted should be addressed to the attention of the Secretary of the Company and must be accompanied by the notice required by the rules of the Commission and must otherwise comply with such rules.

                                  OTHER MATTERS

     The  Company  knows of no  other  matters  to be  submitted  to the  Annual
Meeting. If any other matters properly come before the Annual Meeting, it is intended that the shares represented by proxies will be voted in accordance with the judgment of the proxy holders.

                                                       Dated: April 30, 1997

                                   APPENDIX A
                                   ----------

                              CERPROBE CORPORATION
                             1995 STOCK OPTION PLAN
                     (as amended through February 18, 1997)

                                    ARTICLE I
                                     General

         1.1      Purpose of Plan; Term

                  (a) Adoption. On May 9, 1995, the Board of Directors (the "Board") of Cerprobe Corporation, a Delaware corporation (the "Company"), adopted this stock option plan to be known as the 1995 Stock Option Plan (the "Original Plan"). The Original Plan was approved by the stockholders of the Company on June 27, 1995. On February 18, 1997, the Board adopted a newly Amended and Restated 1995 Stock Option Plan (the "Revised Plan") whereby additional shares of Stock were authorized to be issued under the Plan and certain other technical changes were made. The Revised Plan must be approved by the stockholders of the Company within one year of the date of its adoption by the Board. If not approved by the stockholders, the Original Plan shall continue in effect. If the Revised Plan is not timely approved by the stockholders, any Options or Awards issued after the date of the adoption of the Revised Plan shall remain valid and unchanged to the extent that such Options or Awards contain terms such that they could have been issued under the Original Plan. This Amended and Restated Stock Option Plan shall be known as the Cerprobe Corporation 1995 Stock Option Plan (the "Plan"). Any Options or Awards outstanding prior to the adoption by the Board of the Revised Plan shall remain valid and unchanged. When applicable, the term "Plan" shall include the Original Plan and/or the Revised Plan.

                   (b) Defined Terms. All initially capitalized terms used hereby shall have the meaning set forth in Article V hereto.

                   (c) General Purpose. The Plan shall be divided into two programs: the Discretionary Grant Program and the Automatic Grant Program.

                           (i) Discretionary  Grant Program.  The purpose of the
Discretionary Grant Program is to further the interests of the Company and its stockholders by encouraging key persons associated with the Company (or Parent or Subsidiary Corporations) to acquire shares of the Company's Stock, thereby acquiring a proprietary interest in its business and an increased personal interest in its continued success and progress. Such purpose shall be accomplished by providing for the discretionary granting of options to acquire the Company's Stock ("Discretionary Options"), the direct granting of the Company's Stock ("Stock Awards"), the granting of stock appreciation rights ("SARs"), or the granting of other cash awards ("Cash Awards") (Stock Awards, SARs, and Cash Awards shall be collectively referred to herein as "Awards").

                           (ii)  Automatic  Grant  Program.  The  purpose of the
Automatic Grant Program is to promote the interests of the Company by providing non-employee members of the Company's Board of Directors (the "Board") the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Company and to thereby have an increased personal interest in its continued success and progress. Such purpose shall be accomplished by providing for the automatic grant of options to acquire the Company's Stock ("Automatic Options").

                  (d) Character of Options. Discretionary Options granted under this Plan to employees of the Company (or Parent or Subsidiary Corporations) that are intended to qualify as "incentive stock options" as defined in Code ss. 422 ("Incentive Stock Options") will be specified in the applicable stock option agreement. All other Options granted under this Plan will be nonqualified options.

                  (e) Rule  16b-3  Plan.  With  respect  to  persons  subject to
Section 16 of the Securities Exchange Act of 1934, as amended ("1934 Act"), the Plan is intended to comply with all applicable conditions of Rule 16b-3 (and all subsequent revisions thereof) promulgated under the 1934 Act. In such instance, to the extent any provision of the Plan or action by a Plan Administrator fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by such Plan Administrator. In addition, the Board may amend the Plan from time to time as it deems necessary in order to meet the requirements of any amendments to Rule 16b-3 without the consent of the stockholders of the Company.

                  (f) Duration of Plan. The term of the Original Plan is 10 years commencing on the date of adoption of the Plan by the Board as specified in Section 1.1(a) hereof. No Option or Award shall be granted under the Plan unless granted within 10 years of the adoption of the Plan by the Board, but Options or Awards outstanding on that date shall not be terminated or otherwise affected by virtue of the Plan's expiration.

         1.2      Stock and Maximum Number of Shares Subject to Plan.

                  (a) Description of Stock and Maximum Shares Allocated. The stock subject to the provisions of the Plan and issuable upon the grant of Stock Awards or upon the exercise of SARs or Options granted under the Plan is shares of the Company's common stock, $.05 par value per share (the "Stock"), which may be either unissued or treasury shares, as the Board may from time to time determine. Subject to adjustment as provided in Section 4.1 hereof, the aggregate number of shares of Stock covered by the Plan and issuable hereunder shall be 800,000 shares of Stock.

                  (b) Calculation of Available Shares. For purposes of calculating the maximum number of shares of Stock which may be issued under the
Plan: (i) the shares issued (including the shares, if any, withheld for tax withholding requirements) upon exercise of an Option shall be counted, and (ii) the shares issued (including the shares, if any, withheld for tax withholding requirements) as a result of a grant of a Stock Award or an exercise of a SAR shall be counted.

                  (c) Restoration of Unpurchased Shares. If an Option or SAR expires or terminates for any reason prior to its exercise in full and before the term of the Plan expires, the shares of Stock subject to, but not issued under, such Option or SAR shall, without further action or by or on behalf of the Company, again be available under the Plan.

         1.3      Approval; Amendments.

                  (a) Approval by Stockholders. The Revised Plan shall be submitted to the stockholders of the Company for their approval at a regular or special meeting to be held within 12 months after the adoption of the Revised Plan by the Board. Stockholder approval shall be evidenced by the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present in person or by proxy and voting at the meeting. The date such stockholder approval has been obtained shall be referred to herein as the "Effective Date."

                  (b) Commencement of Programs. The Automatic Grant Program, as revised herein, shall commence immediately. The Discretionary Grant Program, as revised herein, shall commence immediately, subject to the terms set forth in
Section 1.1(a).

                  (c) Amendments to Plan. The Board may, without action on the part of the Company's stockholders, make such amendments to, changes in and additions to the Plan as it may, from time to time, deem necessary or appropriate and in the best interests of the Company; provided, the Board may not, without the consent of the applicable Optionholder, take any action which disqualifies any Discretionary Option previously granted under the Plan for treatment as an Incentive Stock Option or which adversely affects or impairs the rights of the Optionholder of any Discretionary Option outstanding under the Plan, and further provided that, except as provided in Article IV hereof, the Board may not, without the approval of the Company's stockholders, (i) increase the aggregate number of shares of Stock subject to the Plan, (ii) reduce the exercise price at which Discretionary Options may be granted or the exercise price at which any outstanding Discretionary Option may be exercised, (iii) extend the term of the Plan, (iv) change the class of persons eligible to receive Discretionary Options or Awards under the Plan, or (v) materially increase the benefits accruing to participants under the Plan. Notwithstanding the foregoing, Discretionary Options or Awards may be granted under this Plan to purchase shares of Stock in excess of the number of shares then available for issuance under the Plan if (A) an amendment to increase the maximum number of shares issuable under the Plan is adopted by the Board prior to the initial grant of any such Option or Award and within one year thereafter such amendment is approved by the Company's stockholders and (B) each such Discretionary Option or Award granted is not to become exercisable or vested, in whole or in part, at any time prior to the obtaining of such stockholder approval.

                                   ARTICLE II
                           Discretionary Grant Program

         2.1      Participants; Administration.

                  (a) Eligibility and Participation. Discretionary Options and Awards may be granted only to persons ("Eligible Persons") who at the time of grant are (i) key personnel (including officers and directors) of the Company or Parent or Subsidiary Corporations, or (ii) consultants or independent contractors who provide valuable services to the Company or Parent or Subsidiary Corporations; provided that (A) Incentive Stock Options may only be granted to key personnel of the Company (or its Parent or Subsidiary Corporations) who are also employees of the Company (or its Parent or Subsidiary Corporations), and
(B) the maximum number of shares of Stock with respect to which Options, Awards, or any combination thereof, may be granted to any employee during the term of the Plan shall not exceed 50 percent of the shares of Stock covered by and issuable under the Plan. A Plan Administrator shall have full authority to determine which Eligible Persons in its administered group are to receive Discretionary Option grants under the Plan, the number of shares to be covered by each such grant, whether or not the granted Discretionary Option is to be an Incentive Stock Option, the time or times at which each such Discretionary Option is to become exercisable, and the maximum term for which the Discretionary Option is to be outstanding. A Plan Administrator shall also have full authority to determine which Eligible Persons in such group are to receive Awards under the Discretionary Grant Program and the conditions relating to such Award.

                  (b) General Administration. Unless otherwise expressly provided in this Plan, the power to administer the Discretionary Grant Program shall be vested exclusively with a committee (the "Senior Committee"). The membership of the Senior Committee shall be constituted so as to comply at all times with the applicable requirements of Rule 16b-3 and Code ss.162(m); provided, however, that if, at any time Rule 16b-3 and Code ss.162(m) and any implementing regulations (and any successor provisions thereof) so permit without adversely affecting the ability of the Plan to comply with the conditions for exemption from Section 16 of the Exchange Act (or any successor provision) provided by Rule 16b-3 and the exemption from the limitations on deductibility of certain executive compensation provided by Code ss.162(m), the Board may delegate the administration of the Plan, in whole or in part, on such terms and conditions, and to such other person or persons as it may determine in its discretion; provided further, however, that the Board may at any time appoint a committee (the "Employee Committee") of two or more persons who are members of the Board and delegate to such Employee Committee the power to administer the Discretionary Grant Program with respect to Eligible Persons that are not Affiliates. For purposes of this Plan, the term "Affiliates" shall mean all "officers" (as that term is defined in Rule 16a-1(f) promulgated under the 1934 Act), all "covered persons" (as that term is defined in Code ss. 162(m)), directors of the Company, and all persons who own 10 percent or more of the Company's issued and outstanding equity securities.

                  (c) Plan  Administrators.  The Board,  the  Senior  Committee,
and/or the Employee Committee, and/or any other committee allowed hereunder, whichever is applicable, shall be each referred to herein as a "Plan Administrator." Each Plan Administrator shall have the authority and discretion, with respect to its administered group, to select which Eligible Persons shall participate in the Discretionary Grant Program, to grant Discretionary Options or Awards under the Discretionary Grant Program, to establish such rules and regulations as they may deem appropriate with respect to the proper administration of the Discretionary Grant Program and to make such determinations under, and issue such interpretations of, the Discretionary Grant Program and any outstanding Discretionary Option or Award as they may deem necessary or advisable. Unless otherwise required by law or specified by the Board with respect to any committee, decisions among the members of a Plan Administrator shall be by majority vote. Decisions of a Plan Administrator shall be final and binding on all parties who have an interest in the Discretionary Grant Program or any outstanding Discretionary Option or Award. The Senior Committee, the Employee Committee, and/or any other committee allowed hereunder, in their respective sole discretion, may make specific grants of Discretionary Options or Awards conditioned on approval of the Board.

                  The Board may establish an additional committee or committees of persons who are members of the Board and delegate to such other committee or committees the power to administer all or a portion of the Discretionary Grant program with respect to all or a portion of the Eligible Persons. Members of the Senior Committee, Employee Committee, or any other committee allowed hereunder shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may at any time terminate all or a portion of the functions of the Senior Committee, the Employee Committee, or any other committee allowed hereunder and reassume all or a portion of powers and authority previously delegated to such committee.

                  (d) Guidelines for Participation. In designating and selecting Eligible Persons for participation in the Discretionary Grant Program, a Plan Administrator shall consult with and give consideration to the recommendations and criticisms submitted by appropriate managerial and executive officers of the Company. A Plan Administrator also shall take into account the duties and responsibilities of the Eligible Persons, their past, present and potential contributions to the success of the Company and such other factors as a Plan Administrator shall deem relevant in connection with accomplishing the purpose of the Plan.

         2.2      Terms and Conditions of Options

                  (a) Allotment of Shares. A Plan Administrator shall determine the number of shares of Stock to be optioned from time to time and the number of shares to be optioned to any Eligible Person (the "Optioned Shares"). The grant of a Discretionary Option to a person shall neither entitle such person to, nor disqualify such person from, participation in any other grant of Options or Stock Awards under this Plan or any other stock option plan of the Company.

                  (b) Exercise Price. Upon the grant of any Discretionary Option, a Plan Administrator shall specify the option price per share, which may not be less than 100 percent of the fair market value per share of the Stock on the date the Discretionary Option is granted (110 percent if the Discretionary Option is intended to qualify as an Incentive Stock Option and is granted to a stockholder who at the time the Discretionary Option is granted owns or is deemed to own stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary Corporation). The determination of the fair market value of the Stock shall be made in accordance with the valuation provisions of Section 4.5 hereof.

                  (c) Individual Stock Option Agreements. Discretionary Options granted under the Plan shall be evidenced by option agreements in such form and content as a Plan Administrator from time to time approves, which agreements shall substantially comply with and be subject to the terms of the Plan, including the terms and conditions of this Section 2.2. As determined by a Plan Administrator, each option agreement shall state (i) the total number of shares to which it pertains, (ii) the exercise price for the shares covered by the Option, (iii) the time at which the Options vest and become exercisable, and
(iv) the Option's scheduled expiration date. The option agreements may contain such other provisions or conditions as a Plan Administrator deems necessary or appropriate to effectuate the sense and purpose of the Plan, including covenants by the Optionholder not to compete and remedies for the Company in the event of the breach of any such covenant.

                  (d) Option Period. No Discretionary Option granted under the Plan that is intended to be an Incentive Stock Option shall be exercisable for a period in excess of 10 years from the date of its grant (five years if the Discretionary Option is granted to a stockholder who at the time the Discretionary Option is granted owns or is deemed to own stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary Corporation), subject to earlier termination in the event of termination of employment, retirement or death of the Optionholder. A Discretionary Option may be exercised in full or in part at any time or from time to time during the term of the Discretionary Option or provide for its exercise in stated installments at stated times during the Option's term.

                  (e) Vesting; Limitations. The time at which the Optioned Shares vest with respect to an Optionholder shall be in the discretion of that Optionholder's Plan Administrator. Notwithstanding the foregoing, to the extent a Discretionary Option is intended to qualify as an Incentive Stock Option, the aggregate fair market value (determined as of the respective date or dates of grant) of the Stock for which one or more Options granted to any person under this Plan (or any other option plan of the Company or any Parent or Subsidiary Corporation) may for the first time become exercisable as Incentive Stock Options during any one calendar year shall not exceed the sum of $100,000 (referred to herein as the "$100,000 Limitation"). To the extent that any person holds two or more Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability as an Incentive Stock Option shall be applied on the basis of the order in which such Options are granted.

                   (f) No Fractional Shares. Options shall be exercisable only for whole shares; no fractional shares will be issuable upon exercise of any Discretionary Option granted under the Plan.

                  (g) Method of Exercise. In order to exercise a Discretionary Option with respect to any vested Optioned Shares, an Optionholder (or in the case of an exercise after an Optionholder's death, such Optionholder's executor, administrator, heir or legatee, as the case may be) must take the following action:

                           (i)  execute  and  deliver  to the  Company a written
notice of exercise signed in writing by the person exercising the Discretionary Option specifying the number of shares of Stock with respect to which the Discretionary Option is being exercised;

                           (ii)  pay the  aggregate  Option  Price in one of the
alternate forms as set forth in Section 2.2(h) below; and

                           (iii)  furnish  appropriate  documentation  that  the
person or persons exercising the Discretionary Option (if other than the Optionholder) has the right to exercise such Option.

As soon as practicable after the Exercise Date, the Company shall mail or deliver to or on behalf of the Optionholder (or any other person or persons exercising this Discretionary Option in accordance herewith) a certificate or certificates representing the Stock for which the Discretionary Option has been exercised in accordance with the provisions of this Plan. In no event may any Discretionary Option be exercised for any fractional shares.

                   (h) Payment of Option Price. The aggregate Option Price shall be payable in one of the alternative forms specified below:

                           (i) Full payment in cash or check made payable to the
Company's order; or

                           (ii) Full  payment  in  shares of Stock  held for the
requisite period necessary to avoid a charge to the Company's reported earnings and valued at fair market value on the Exercise Date (as determined in accordance with Section 4.5 hereof); or

                           (iii)  If  a  cashless   exercise  program  has  been
implemented by the Board, full payment through a sale and remittance procedure pursuant to which the Optionholder (A) shall provide irrevocable written instructions to a designated brokerage firm to effect the immediate sale of the Optioned Shares to be purchased and remitted to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the Optioned Shares to be purchased, and
(B) shall concurrently provide written directives to the Company to deliver the certificates for the Optioned Shares to be purchased directly to such brokerage firm in order to complete the sale transaction.

                  (i) Repurchase Right. The Plan Administrator may, in its sole discretion, set forth other terms and conditions upon which the Company (or its assigns) shall have the right to repurchase shares of Stock acquired by an Optionholder pursuant to a Discretionary Option. Any repurchase right of the Company shall be exercisable by the Company (or its assignees) upon such terms and conditions as the Plan Administrator may specify in the Stock Repurchase Agreement evidencing such right. The Plan Administrator may also, in its discretion, establish as a term and condition of one or more Discretionary Options granted under the Plan that the Company shall have a right of first refusal  with  respect  to  any  proposed  sale  or  other  disposition  by  the
Optionholder of any shares of Stock issued upon the exercise of such Discretionary Options. Any such right of first refusal shall be exercisable by the Company (or its assigns) in accordance with the terms and conditions set forth in the Stock Repurchase Agreement.

                   (j) Termination of Incentive Stock Options

                           (i)  Termination  of  Service.  If  any  Optionholder
ceases to be in Service to the Company for a reason other than death, the Optionholder's vested Incentive Stock Options on the date of termination of such Service shall remain exercisable only for 30 days after the date of termination of such Service or until the stated expiration date of the Optionholder's Option, whichever occurs first; provided, that (i) if Optionholder is discharged for Cause, or (ii) if after the Service of the Optionholder is terminated, the Optionholder commits acts detrimental to the Company's interests, then the Incentive Stock Option shall thereafter be void for all purposes. "Cause" shall be limited to a termination of Service for (A) commission of a crime by the Optionholder or for reasons involving moral turpitude; (B) an act by the Optionholder which tends to bring the Company into disrepute; or (C) negligent, fraudulent or willful misconduct by the Optionholder. Notwithstanding the foregoing, if any Optionholder ceases to be in Service to the Company by reason of permanent disability within the meaning of section 22(e)(3) of the Code (as determined by the applicable Plan Administrator), the Optionholder shall have 180 days after the date of termination of Service, but in no event after the stated expiration date of the Optionholder's Incentive Stock Options, to exercise Incentive Stock Options that the Optionholder was entitled to exercise on the date the Optionholder's Service terminated as a result of such disability.

                           (ii) Death of Optionholder.  If an Optionholder  dies
while in the Company's Service, the Optionholder's vested Incentive Stock Options on the date of death shall remain exercisable only for 90 days after the date of death or until the stated expiration date of the Optionholder's Option, whichever occurs first, and may be exercised only by the person or persons ("successors") to whom the Optionholder's rights pass under a will or by the laws of descent and distribution. A Discretionary Option may be exercised and payment of the Option Price made in full by the successors only after written notice to the Company specifying the number of shares to be purchased. Such notice shall state that the Option Price is being paid in full in the manner specified in Section 2.2 hereof. As soon as practicable after receipt by the Company of such notice and of payment in full of the Option Price, a certificate or certificates representing the Optioned Shares shall be registered in the name or names specified by the successors in the written notice of exercise and shall be delivered to the successors.

                  (k) Termination of Nonqualified Options. Any Options which are not Incentive Stock Options and which are outstanding at the time an Optionholder dies while in Service to the Company or otherwise ceases to be in Service to the Company shall remain exercisable for such period of time thereafter as determined by the Plan Administrator at the time of grant and set forth in the documents evidencing such Options; provided, that no Option shall be exercisable after the Option's stated expiration date, and provided further, that if the Optionholder is discharged for Cause or, if after the Optionholder's Service to the Company is terminated, the Optionholder commits acts detrimental to the Company's interests, then the Option will thereafter be void for all purposes.


                  (l) Other Plan Provisions Still Applicable. If a Discretionary Option is exercised upon the termination of Service or death of an Optionholder under this Section 2.2, the other provisions of the Plan shall still be applicable to such exercise, including the requirement that the Optionholder or its successor may be required to enter into a Stock Repurchase Agreement.

                  (m) Definition of "Service." For purposes of this Plan, unless it is evidenced otherwise in the option agreement with the Optionholder, the Optionholder shall be deemed to be in "Service" to the Company so long as such individual renders continuous services on a periodic basis to the Company (or to any Parent or Subsidiary Corporation) in the capacity of an employee, director, or an independent consultant or advisor. In the discretion of a Plan Administrator, an Optionholder shall be considered to be rendering continuous services to the Company even if the type of services change, e.g., from employee to independent consultant. The Optionholder shall be considered to be an employee for so long as such individual remains in the employ of the Company or one or more of its Parent or Subsidiary Corporations.

         2.3      Terms and Conditions of Stock Awards

                  (a) Eligibility. All Eligible Persons shall be eligible to receive Stock Awards. The Plan Administrator of each administered group shall determine the number of shares of Stock to be awarded from time to time to any Eligible Person in such group. The grant of a Stock Award to a person shall neither entitle such person to, nor disqualify such person from participation in, any other grant of options or awards by the Company, whether under this Plan or under any other stock option or award plan of the Company.

                  (b) Award for Services Rendered. Stock Awards shall be granted in recognition of an Eligible Person's past services to the Company. The grantee of any such Stock Award shall not be required to pay any consideration to the Company upon receipt of such Stock Award, except as may be required to satisfy any applicable Delaware corporate law, employment tax, and/or income tax withholding or other legal requirements.

                  (c) Conditions to Award. All Stock Awards shall be subject to such terms, conditions, restrictions, or limitations as the applicable Plan Administrator deems appropriate, including, by way of illustration but not by way of limitation, restrictions on transferability, requirements of continued employment, individual performance or the financial performance of the Company, or payment by the recipient of any applicable employment or withholding taxes. Such Plan Administrator may modify or accelerate the termination of the restrictions applicable to any Stock Award under circumstances that it deems appropriate.

                  (d) Award Agreements. A Plan Administrator may require as a condition to a Stock Award that the recipient of such Stock Award enter into an award agreement in such form and content as that Plan Administrator from time to time approves.

         2.4      Terms and Conditions of SARs

                  (a) Eligibility. All Eligible Persons shall be eligible to receive SARs. The Plan Administrator of each administered group shall determine the SARs to be awarded from time to time to any Eligible Person in such group. The grant of a SAR to a person shall neither entitle such person to, nor disqualify such person from participation in, any other grant of options or awards by the Company, whether under this Plan or under any other stock option or award plan of the Company.

                  (b) Award of SARs. Concurrently with or subsequent to the grant of any Discretionary Option to purchase one or more shares of Stock, a Plan Administrator may award to the Optionholder with respect to each share of Stock underlying the Option, a related SAR permitting the Optionholder to be paid the appreciation on the Stock underlying the Discretionary Option in lieu of exercising the Option. In addition, a Plan Administrator may award to any Eligible Person a SAR permitting the Eligible Person to be paid the appreciation on a designated number of shares of the Stock, whether or not such Shares are actually issued.

                  (c)  Conditions  to SAR.  All SARs  shall be  subject  to such terms, conditions, restrictions or limitations as the applicable Plan Administrator deems appropriate, including, by way of illustration but not by way of limitation, restrictions on transferability, requirements of continued employment, individual performance, financial performance of the Company, or payment by the recipient of any applicable employment or withholding taxes. Such Plan Administrator may modify or accelerate the termination of the restrictions applicable to any SAR under circumstances that it deems appropriate.

                  (d) SAR Agreements. A Plan Administrator may require as a condition to the grant of a SAR that the recipient of such SAR enter into a SAR agreement in such form and content as that Plan Administrator from time to time approves.

                  (e) Exercise. An Eligible Person who has been granted a SAR may exercise such SAR subject to the conditions specified by the Plan Administrator in the SAR agreement.

                  (f) Amount of Payment. The amount of payment to which the grantee of a SAR shall be entitled upon the exercise of each SAR shall be equal to the amount, if any, by which the fair market value of the specified shares of Stock on the exercise date exceeds the fair market value of the specified shares of Stock on the date the Discretionary Option related to the SAR was granted or became effective, or, if the SAR is not related to any Option, on the date the SAR was granted or became effective.

                  (g) Form of Payment. The SAR may be paid in either cash or Stock, as determined in the discretion of the applicable Plan Administrator and set forth in the SAR agreement. If the payment is in Stock, the number of shares to be delivered to the participant shall be determined by dividing the amount of the payment determined pursuant to Section 2.4(f) by the fair market value of a share of Stock on the exercise date of such SAR. As soon as practicable after exercise, the Company shall deliver to the SAR grantee a certificate or certificates for such shares of Stock.

                   (h) Termination of Employment; Death. Section 2.2(j), applicable to Incentive Stock Options, and Section 2.2(k), applicable to nonqualified options, shall apply equally to SARs issued in tandem with such Options.

         2.5      Terms and Conditions of Cash Awards

                  (a) In General. The Plan Administrator of each administered group shall have the discretion to make other awards of cash to Eligible Persons in such group ("Cash Awards"). Such Cash Awards may relate to existing Options or to the appreciation in the value of the Stock or other Company securities.

                  (b) Conditions to Award. All Cash Awards shall be subject to such terms, conditions, restrictions, and limitations as the applicable Plan Administrator deems appropriate, and such Plan Administrator may require as a condition to such Cash Award that the recipient of such Cash Award enter into an award agreement in such form and content as the Plan Administrator from time to time approves.

                                   ARTICLE III
                             Automatic Grant Program

         3.1 Eligible Persons under the Automatic Grant Program. The persons eligible to participate in the Automatic Grant Program shall be limited to Board members who are not employed by the Company, whether or not such persons qualify as Non-Employee directors as defined herein ("Eligible Directors"). Persons who are eligible under the Automatic Grant Program may also be eligible to receive Discretionary Options or Awards under the Discretionary Grant Program or option grants or direct stock issuances under other plans of the Company.

         3.2      Terms and Conditions of Automatic Option Grants

                   (a) Amount and Date of Grant. During the term of this Plan, Automatic Grants shall be made to each Eligible Director ("Optionholder") as follows:

                           (i) Annual Grants. Each year on the Annual Grant Date
an Automatic Option to acquire 2,000 shares of Stock shall be granted to each Eligible Director for so long as there are shares of Stock available under
Section 1.2 hereof. The "Annual Grant Date" shall be the date of the Company's annual stockholders meeting commencing as of the next annual meeting occurring after the annual meeting held on the Effective Date. Any Person that was granted an Automatic Option under Section 3.2(a)(ii) hereof within 30 days of an Annual Grant Date shall be ineligible to receive an Automatic Option grant pursuant to this Section 3.2(a)(i) on such Annual Grant Date.

                           (ii)  Initial  New  Director  Grants.  On the Initial
Grant Date, every new member of the Board who is an Eligible Director and has not previously received an Automatic Option grant under this Section 3.2(a)(ii) shall be granted an Automatic Option to acquire 20,000 shares of Stock for so long as there are shares of Stock available under Section 1.2 hereof. The "Initial Grant Date" shall be the date that an Eligible Director is first appointed or elected to the Board. Any Eligible Person that was granted an Automatic Option pursuant to Section 3.2(a)(iii) shall be ineligible to receive an Automatic Option grant pursuant to this Section 3.2(a)(ii).

                           (iii) Initial Existing  Director Grants.  On the date
the Original Plan was approved by the Company's stockholders, each Eligible Director was granted an Automatic Option to acquire 2,000 shares of Stock.

                  (b) Exercise Price. The exercise price per share of Stock subject to each Automatic Option Grant shall be equal to 100 percent of the fair market value per share of the Stock on the date the Automatic Option was granted as determined in accordance with the valuation provisions of Section 4.5 hereof (the "Option Price").

                  (c) Vesting. Each Automatic Option Grant shall become exercisable and vest in a series of three equal and successive yearly installments, with each annual installment to become exercisable on the day before the Company's annual stockholders' meeting occurring in the applicable year. Each installment of an Automatic Option shall only vest and become exercisable if the Optionholder has not ceased serving as a Board member as of such vesting date.

                  (d) Method of Exercise. In order to exercise an Automatic Option with respect to any vested Optioned Shares, an Optionholder (or in the case of an exercise after an Optionholder's death, such Optionholder's executor, administrator, heir or legatee, as the case may be) must take the following action:

                           (i)  execute  and  deliver  to the  Company a written
notice of exercise signed in writing by the person exercising the Automatic Option specifying the number of shares of Stock with respect to which the Automatic Option is being exercised;

                           (ii)  pay the  aggregate  Option  Price in one of the
alternate forms as set forth in Section 3.2(e) below; and

                           (iii)  furnish  appropriate  documentation  that  the
person  or  persons   exercising  the  Automatic   Option  (if  other  than  the
Optionholder) has the right to exercise such Option.

As soon as practicable after the Exercise Date, the Company shall mail or deliver to or on behalf of the Optionholder (or any other person or persons exercising the Automatic Option in accordance herewith) a certificate or certificates representing the Stock for which the Automatic Option has been exercised in accordance with the provisions of this Plan. In no event may any Automatic Option be exercised for any fractional shares.

                   (e) Payment of Option Price. The aggregate Option Price shall be payable in one of the alternative forms specified below:

                           (i) full payment in cash or check made payable to the
Company's order; or

                           (ii) full  payment  in  shares of Stock  held for the
requisite period necessary to avoid a charge to the Company's reported earnings and valued at fair market value on the Exercise Date (as determined in accordance with Section 4.5 hereof); or

                           (iii)  if  a  cashless   exercise  program  has  been
implemented by the Board, full payment through a sale and remittance procedure pursuant to which the Optionholder (A) shall provide irrevocable written instructions to a designated brokerage firm to effect the immediate sale of the Optioned Shares to be purchased and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the Optioned Shares to be purchased and (B) shall concurrently provide written directives to the Company to deliver the certificates for the Optioned Shares to be purchased directly to such brokerage firm in order to complete the sale transaction.

                  (f) Term of Option. Each Automatic Option shall expire on the tenth anniversary of the date on which an Automatic Option Grant was made ("Expiration Date"). Except as provided in Section 4.4 hereof, should an Optionholder's service as a Board member cease prior to the Expiration Date for any reason while an Automatic Option remains outstanding and unexercised, then the Automatic Option term shall immediately terminate and the Automatic Option shall cease to be outstanding in accordance with the following provisions:

                           (i) The Automatic Option shall immediately  terminate
and cease to be outstanding for any shares of Stock which were not vested at the time of Optionholder's cessation of Board service.

                           (ii)  Should an  Optionholder  cease,  for any reason
other than death, to serve as a member of the Board, then the Optionholder shall have 30 days measured from the date of such cessation of Board service in which to exercise the Automatic Options which vested prior to the time of such cessation of Board service. In no event, however, may any Automatic Option be exercised after the Expiration Date of such Automatic Option.

                           (iii) Should an  Optionholder  die while serving as a
Board member or within 30 days after cessation of Board service, then the personal representative of the Optionholder's estate (or the person or persons to whom the Automatic Option is transferred pursuant to the Optionholder's will or in accordance with the laws of descent and distribution) shall have a 90 day period measured from the date of the Optionholder's cessation of Board service in which to exercise the Automatic Options which vested prior to the time of such cessation of Board service. In no event, however, may any Automatic Option be exercised after the Expiration Date of such Automatic Option.

                                   ARTICLE IV
                                  Miscellaneous

         4.1 Capital Adjustments. The aggregate number of shares of Stock subject to the Plan, the number of shares covered by outstanding Options and Awards, and the price per share stated in such Options and Awards shall be proportionately adjusted for any increase or decrease in the number of outstanding shares of Stock of the Company resulting from a subdivision or consolidation of shares or any other capital adjustment or the payment of a stock dividend or any other increase or decrease in the number of such shares effected without the Company's receipt of consideration therefor in money, services or property.

         4.2 Mergers, Etc. If the Company is the surviving corporation in any merger or consolidation (not including a Corporate Transaction), any Option or Award granted under the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to the Option or Award would have been entitled prior to the merger or consolidation. Except as provided in Section 4.3 hereof, a dissolution or liquidation of the Company shall cause every Option or Award outstanding hereunder to terminate.

         4.3 Corporate Transaction. In the event of stockholder approval of a Corporate Transaction, (a) all unvested Automatic Options shall automatically accelerate and immediately vest so that each outstanding Automatic Option shall, one week prior to the specified effective date for the Corporate Transaction, become fully exercisable for all of the Optioned Shares, and (b) the Plan Administrator shall have the discretion and authority, exercisable at any time, to provide for the automatic acceleration of one or more of the outstanding Discretionary Options or Awards granted by it under the Plan. Upon the consummation of the Corporate Transaction, all Options shall, to the extent not previously exercised, terminate and cease to be outstanding.

         4.4 Change in Control

                  (a) Automatic Grant Program. In the event of a Change in Control, all unvested Automatic Options shall automatically accelerate and immediately vest so that each outstanding Automatic Option shall, immediately prior to the effective date of such Change in Control, become fully exercisable for all of the Optioned Shares. Thereafter, each Automatic Option shall remain exercisable until the Expiration Date of such Automatic Option.

                  (b) Discretionary Grant Program. In the event of a Change in Control, a Plan Administrator shall have the discretion and authority, exercisable at any time, whether before or after the Change in Control, to provide for the automatic acceleration of one or more outstanding Discretionary Options or Awards granted by it under the Plan upon the occurrence of such Change in Control. A Plan Administrator may also impose limitations upon the automatic acceleration of such Options or Awards to the extent it deems appropriate. Any Options or Awards accelerated upon a Change in Control will remain fully exercisable until the expiration or sooner termination of the Option term.

         4.5 Calculation of Fair Market Value of Stock. The fair market value of a share of Stock on any relevant date shall be determined in accordance with the following provisions:

                           (i)  If the  Stock  is not  at  the  time  listed  or
admitted to trading on any stock exchange but is traded in the over-the-counter market, the fair market value shall be the mean between the highest bid and lowest asked prices (or, if such information is available, the closing selling price) per share of Stock on the date in question in the over-the-counter market, as such prices are reported by the National Association of Securities Dealers through its Nasdaq system or any successor system. If there are no reported bid and asked prices (or closing selling price) for the Stock on the date in question, then the mean between the highest bid price and lowest asked price (or the closing selling price) on the last preceding date for which such quotations exist shall be determinative of fair market value.

                           (ii) If the Stock is at the time  listed or  admitted
to trading on any stock exchange, then the fair market value shall be the closing selling price per share of Stock on the date in question on the stock exchange determined by the Board to be the primary market for the Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Stock on such exchange on the date in question, then the fair market value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

                           (iii) If the Stock at the time is neither  listed nor
admitted to trading on any stock exchange nor traded in the over-the-counter market, then the fair market value shall be determined by the Board after taking into account such factors as the Board shall deem appropriate, including one or more independent professional appraisals.

         4.6 Use of Proceeds. The proceeds received by the Company from the sale of Stock pursuant to the exercise of Options or Awards hereunder, if any, shall be used for general corporate purposes.

         4.7 Cancellation of Options. Each Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected Optionholders, the cancellation of any or all outstanding Discretionary Options granted under the Plan by that Plan Administrator and to grant in substitution therefore new Discretionary Options under the Plan covering the same or different numbers of shares of Stock as long as such new Discretionary Options have an exercise price per share of Stock no less than the minimum exercise price as set forth in Section 2.2(b) hereof on the new grant date.

         4.8 Regulatory Approvals. The implementation of the Plan, the granting of any Option or Award hereunder, and the issuance of Stock upon the exercise of any such Option or Award shall be subject to the procurement by the Company of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the Options or Awards granted under it and the Stock issued pursuant thereto.

         4.9 Indemnification. Each and every member of a Plan Administrator, in addition to such other available rights of indemnification as they may have, the members of a Plan Administrator shall be indemnified and held harmless by the Company, to the extent permitted under applicable law, for, from and against all costs and expenses reasonably incurred by them in connection with any action, suit, legal proceeding to which any member thereof may be a party by reason of any action taken, failure to act under or in connection with the Plan or any rights granted thereunder and against all amounts paid by them in settlement thereof or paid by them in satisfaction of a judgment of any such action, suit or proceeding, except a judgment based upon a finding of bad faith.

         4.10 Plan Not Exclusive. This Plan is not intended to be the exclusive means by which the Company may issue options or warrants to acquire its Stock, stock awards or any other type of award. To the extent permitted by applicable law, any such other option, warrants or awards may be issued by the Company other than pursuant to this Plan without stockholder approval.

         4.11 Company Rights. The grants of Options shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

         4.12 Privilege of Stock Ownership. An Optionholder shall not have any of the rights of a stockholder with respect to Optioned Shares until such individual shall have exercised the Option and paid the Option Price for the Optioned Shares. No adjustment will be made for dividends or other rights for which the record date is prior to the date of such exercise and full payment for such Optioned Shares.

         4.13 Assignment. The right to acquire Stock or other assets under the Plan may not be assigned, encumbered, or otherwise transferred by any Optionholder except as specifically provided herein. Except as may be specifically allowed by the Plan Administrator at the time of grant and set forth in the documents evidencing a Discretionary Option or Award, no Option or Award granted under the Plan or any of the rights and privileges conferred thereby shall be assignable or transferable by an Optionholder or grantee other than by will or the laws of descent and distribution, and such Option or Award shall be exercisable during the Optionholder's or grantee's lifetime only by the Optionholder or grantee. Notwithstanding the foregoing, no Incentive Stock Option granted under the Plan or any of the rights and privileges conferred thereby shall be assignable or transferable by an Optionholder or grantee other than by will or the laws of descent and distribution, and such Incentive Stock Option shall be exercisable during the Optionholder's or grantee's lifetime only by the Optionholder or grantee. The provisions of the Plan shall inure to the benefit of, and be binding upon, the Company and its successors or assigns, and the Optionholders, the legal representatives of their respective estates, their respective heirs or legatees and their permitted assignees.

         4.14 Securities Restrictions

                  (a) Legend on Certificates. All certificates representing shares of Stock issued upon exercise of Options or Awards granted under the Plan shall be endorsed with a legend reading as follows:

                  THE SHARES OF COMMON STOCK EVIDENCED BY THIS CERTIFICATE HAVE BEEN ISSUED TO THE REGISTERED OWNER IN RELIANCE UPON WRITTEN REPRESENTATIONS THAT THESE SHARES HAVE BEEN PURCHASED SOLELY FOR INVESTMENT. THESE SHARES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED UNLESS IN THE OPINION OF THE COMPANY AND ITS LEGAL COUNSEL SUCH SALE, TRANSFER OR ASSIGNMENT WILL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS THEREUNDER.

                  (b) Private Offering for Investment Only. The Options and Awards are and shall be made available only to a limited number of present and future key personnel who have knowledge of the Company's financial condition, management and its affairs. The Plan is not intended to provide additional capital for the Company, but to encourage ownership of Stock among the Company's key personnel. By the act of accepting an Option or Award, each grantee agrees
(i) that, any shares of Stock acquired pursuant to any Option or Award will be solely for investment and not with any intention to resell or redistribute those shares and, (ii) such intention will be confirmed by an appropriate certificate at the time the Stock is acquired if requested by the Company. The neglect or failure to execute such a certificate, however, shall not limit or negate the foregoing agreement.

                  (c) Registration Statement. If a Registration Statement covering the shares of Stock issuable upon exercise of Options granted under the Plan is filed under the Securities Act of 1933, as amended, and is declared effective by the Securities Exchange Commission, the provisions of Sections 4.14(a) and (b) shall terminate during the period of time that such Registration Statement, as periodically amended, remains effective.

         4.15 Tax Withholding

                  (a) General. The Company's obligation to deliver Stock upon the exercise of Options under the Plan shall be subject to the satisfaction of all applicable federal, state and local income tax withholding requirements.

                  (b) Shares to Pay for Withholding. The Board may, in its discretion and in accordance with the provisions of this Section 4.15(b) and such supplemental rules as it may from time to time adopt, provide any or all Optionholders with the right to use shares of Stock in satisfaction of all or part of the federal, state and local income tax liabilities ("Taxes") incurred by such Optionholders in connection with the exercise of their Options. Such right may be provided to any such Optionholder in either or both of the following formats:

                           (i) Stock Withholding. The Plan Administrator may, in
its discretion, provide the Optionholder with the election to have the Company withhold, from the Stock otherwise issuable upon the exercise of an Option, a portion of those shares of Stock with an aggregate fair market value equal to the percentage (not to exceed 100 percent) of the applicable Taxes designated by the Optionholder.

                           (ii) Stock Delivery.  The Plan  Administrator may, in
its discretion, provide the Optionholder with the election to deliver to the Company, at the time the Option is exercised, one or more shares of Stock previously acquired by such individual (other than pursuant to the transaction triggering the Taxes) with an aggregate fair market value equal to the percentage (not to exceed 100 percent) of the Taxes incurred in connection with such Option exercise as designated by the Optionholder.

         4.16 Governing Law. The Plan shall be governed by and all questions hereunder shall be determined in accordance with the laws of the State of Arizona, without regard to conflicts of laws principles.

                                    ARTICLE V
                                   Definitions

         The following capitalized terms used in this Plan shall have the meaning described below:

         "Affiliates" shall mean all "executive officers" (as that term is defined in Rule 16a-1(f) promulgated under the 1934 Act) and directors of the Company and all persons who own ten percent or more of the Company's issued and outstanding Stock.

         "Annual Grant Date" shall mean the date of the Company's annual stockholder meeting.

         "Automatic Grant Program" shall mean that program set forth in Article III of this Agreement pursuant to which Eligible Directors, as defined herein, are automatically granted Options upon certain events.

         "Automatic Option Grant" shall mean those automatic option grants made on the Annual Grant Date and on the Initial Grant Date.

         "Automatic Options" shall mean those Options granted pursuant to the Automatic Grant Program.

         "Award" shall mean a Stock Award, SAR or Cash Award.

         "Board" shall mean the Board of Directors of the Company.

         "Cash Award"  shall mean an award to be paid in cash and granted  under
Section 2.5 hereunder.

         "Change in Control" shall mean and include the following transactions or situations (i) a person or related group of persons, other than the Company or a person that directly or indirectly controls, is controlled by, or under common control with the Company, acquires ownership of 40 percent or more of the Company's outstanding common stock pursuant to a tender or exchange offer which the Board of Directors recommends that the Company's stockholders not accept, or (ii) the change in the composition of the Board occurs such that those individuals who were elected to the Board at the last stockholders' meeting at which there was not a contested election for Board membership subsequently ceased to comprise a majority of the Board by reason of a contested election.

         "Code" shall mean the Internal Revenue Code of 1986, as amended.

         "Company" shall mean Cerprobe Corporation, a Delaware corporation.

         "Corporate Transaction" shall mean (a) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purposes of which is to change the state in which the Company is incorporated; (b) the sale, transfer of or other disposition of all or substantially all of the assets of the Company and complete liquidation or dissolution of the Company, or (c) any reverse merger in which the Company is the surviving entity but in which the securities possessing more than 50 percent of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger.

         "Discretionary  Grant  Program"  shall mean the  program  described  in
Article II of this Plan pursuant to which certain Eligible Directors are granted Options or Awards in the discretion of the Plan Administrator.

         "Discretionary   Options"   shall  mean  Options   granted   under  the
Discretionary Grant Program.

         "Effective Date" shall mean the date that the Plan has been approved by the stockholders as set forth in Section 1.3(a) hereof.

         "Eligible Director" shall mean, with respect to the Automatic Grant Program, those Board members who are not employed by the Company, whether or not such members are Non-Employee Directors as defined herein.

         "Eligible Persons" shall mean (a) with respect to the Discretionary Grant Program, those persons who, at the time that the Discretionary Option or Award is granted, are (i) key personnel (including officers and directors) of the Company or Parent or Subsidiary Corporations, or (ii) consultants or independent contractors who provide valuable services to the Company or Parent or Subsidiary Corporations; and (b) with respect to the Automatic Grant Program, the Eligible Directors.

         "Employee Committee" shall mean that committee appointed by the Board to administer the Plan with respect to the Non-Affiliates and comprised of two or more persons who are members of the Board.

         "Exercise Date" shall be the date on which written notice of the exercise of an Option is delivered to the Company in accordance with the requirements of the Plan.

         "Expiration Date" shall be the 10-year anniversary of the date on which an Automatic Option Grant was made.

         "Incentive Stock Option" shall mean a Discretionary Option that is intended to qualify as an "incentive stock option" under Code ss. 422.

         "Initial Grant Date" shall mean the date that an Eligible Director is first appointed or elected to the Board.

         "Non-Affiliates" shall mean all persons who are not Affiliates.

         "Non-Employee Directors" shall mean those Directors who satisfy the definition of "Non- Employee Director" under Rule 16b-3(b)(3)(i) promulgated under the 1934 Act.

         "$100,000 Limitation" shall mean the limitation pursuant to which the aggregate fair market value (determined as of the respective date or dates of grant) of the Stock for which one or more Options granted to any person under this Plan (or any other option plan of the Company or any Parent or Subsidiary Corporation) may for the first time be exercisable as Incentive Stock Options during any one calendar year shall not exceed the sum of $100,000.

         "Optionholder" shall mean an Eligible Person or Eligible Director to whom Options have been granted.

         "Optioned Shares" shall be those shares of Stock to be optioned from time to time to any Eligible Director.

         "Option Price" shall mean (i) with respect to Discretionary Options, the exercise price per share as specified by the Plan Administrator pursuant to
Section 2.2(b) hereof, and (ii) with respect to Automatic Options, the exercise price per share as specified by Section 3.2(b) hereof.

         "Options" shall mean options to acquire Stock granted under the Plan.

         "Parent Corporation" shall mean any corporation in the unbroken chain of corporations ending with the employer corporation, where, at each link of the chain, the corporation and the link above owns at least 50 percent of the combined total voting power of all classes of the stock in the corporation in the link below.

         "Plan" shall mean this stock option plan for Cerprobe Corporation.

         "Plan Administrator" shall mean (a) either the Board, the Senior Committee, or any other committee, whichever is applicable, with respect to the administration of the Discretionary Grant Program as it relates to Affiliates, and (b) either the Board, the Employee Committee, or any other committee, whichever is applicable, with respect to the administration of the Discretionary Grant Program as it relates to Non-Affiliates and with respect to the Automatic Grant Program.

         "SAR" shall mean stock appreciation  rights granted pursuant to Section
2.4 hereunder.

         "Senior Committee" shall mean that committee appointed by the Board to administer the Discretionary Grant Program with respect to the Affiliates and comprised of two or more Disinterested Directors.

         "Service" shall have the meaning set forth in Section 2.2(m) hereof.

         "Stock" shall mean shares of the Company's common stock, $.05 par value per share, which may be unissued or treasury shares, as the Board may from time to time determine.

         "Stock   Awards"   shall  mean  Stock   directly   granted   under  the
Discretionary Grant Program.

         "Subsidiary Corporation" shall mean any corporation in the unbroken chain of corporations starting with the employer corporation, where, at each link of the chain, the corporation and the link above owns at least 50 percent of the combined voting power of all classes of stock in the corporation below.

         EXECUTED as of the __th day of _________, 1997.

                                        CERPROBE CORPORATION

                                        By:_____________________________________

                                        Name:___________________________________

ATTESTED BY:                            Its:____________________________________


__________________________________
Secretary

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
                                     This Proxy is Solicited on Behalf of the Board of Directors
                                                        CERPROBE CORPORATION
                                                 1997 ANNUAL MEETING OF STOCKHOLDERS

The undersigned  stockholder of CERPROBE CORPORATION,  a Delaware  corporation,  hereby acknowledges receipt of the Notice of Annual
Meeting of Stockholders and Proxy Statement,  each dated April 30, 1997, and hereby appoints C. Zane Close and Randal L. Buness, and each of them, proxies and attorneys-in-fact,  with full power to each of substitution, on behalf and in the name of the undersigned, to represent the  undersigned at the 1997 Annual Meeting of  Stockholders  of CERPROBE  CORPORATION,  to be held on June 4, 1997, at
10:00 a.m. local time, at the Mesa Hilton, Kachina Room, 1011 W. Holmes Avenue, Mesa, Arizona 85210 and at any adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally  present, on the matters set forth below.

1.   ELECTION OF DIRECTORS:
     (Mark only one)

     (a) [ ] FOR all nominees listed below (except as indicated)

If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below:

Ross J. Mangano; C. Zane Close; Kenneth W. Miller; Donald F. Walter; William A. Fresh

     (b) [ ] CUMULATIVE VOTING OPTION (indicate number of votes for each nominee)

     __________ Ross J. Mangano          __________ Kenneth W. Miller          __________ William A. Fresh

     __________ C. Zane Close            __________ Donald F. Walter

     (c) [ ] WITHHOLD AUTHORITY to vote for all nominees

2.   PROSPOSAL TO APPROVE  AMENDMENTS TO AND  RESTATEMENT OF THE COMPANY'S 1995 STOCK OPTION PLAN ( THE "1995 PLAN") TO (A) INCREASE
     THE NUMBER OF SHARES OF THE COMPANY'S  COMMON STOCK THAT MAY BE ISSUED  PURSUANT TO THE 1995 PLAN; (B) MAKE REVISIONS TO COMPLY
     WITH THE PROVISIONS OF THE RECENTLY  ADOPTED  SECTION 16 RULES (THE "RULES") UNDER THE SECURITIES  EXCHANGE ACT OF 1934 THAT DO
     NOT REQUIRE STOCKHOLDER APPROVAL;  (C) PERMIT PARTICIPATION BY SENIOR COMMITTE MEMBERS IN THE DISCRETIONARY GRANT PROGRAM UNDER
     THE 1995 PLAN AS PERMITTED BY THE RULES;  AND (D) LIMIT THE NUMBER OF SHARES OF THE COMPANY'S  COMMON STOCK THAT MAY BE GRANTED
     TO EMPLOYEES UNDER THE 1995 PLAN IN ORDER TO COMPLY WITH SECTION 162(M) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

         [ ]   FOR                         [ ] AGAINST                        [ ] ABSTAIN
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
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
3.   PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY

         [ ]   FOR                         [ ] AGAINST                        [ ] ABSTAIN

     and upon such matter or matters which may properly come before the meeting or any adjournment or adjustments thereof.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY  DIRECTION IS INDICATED,  WILL BE VOTED FOR THE ELECTION OF  DIRECTORS;  FOR
APPROVAL OF THE  AMENDMENTS TO THE COMPANY'S  1995 PLAN;  FOR THE  RATIFICATION  OF THE  APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE
INDEPENDENT  AUDITORS OF THE  COMPANY;  AND AS SAID PROXIES DEEM  ADVISABLE  ON SUCH OTHER  MATTERS AS MAY PROPERLY  COME BEFORE THE
MEETING.

A majority of such  attorneys or substitutes  as shall be present and shall act at said meeting or any  adjournments  thereof (or if only one shall be present and act, then that one) shall have and may exercise all of the powers of said attorneys-in-fact hereunder.

                                                                   Dated: __________________________, 1997

                                                                   _________________________________________________________________
                                                                                              Signature

                                                                   _________________________________________________________________
                                                                                              Signature


                                                                   (This Proxy should be dated, signed by the stockholder(s) exactly as his or her name appears here-on,  and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate.  If shares are held by joint tenants or as community property, both stockholders should sign.)
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